Exhibit 99.2

FP_LiquidityOverview062308.ppt 0 FSA Financial Products Liquidity Overview

FP_LiquidityOverview062308.ppt 1 While FSA FP has ample liquidity under a wide range of stress scenarios to meet its GIC obligations, Dexia is providing a $5B committed standby line of credit to FSA FP. FSA’s Financial Products (FSA FP) business raises funds by writing guaranteed investment contracts (GICs) to municipalities and issuers of structured finance securities and investing the proceeds in a diverse portfolio of high-quality investments. Assets and liabilities are either naturally floating rate or are converted to floating rate (LIBOR) to minimize interest rate risk, i.e. targeted duration (both assets & liabilities) of 30 days. FSA FP has historically maintained the weighted average life (WAL) of its assets shorter than the WAL of its liabilities to minimize refinancing risk. As of 5/31/08: – WAL of investments = 6.04 years – WAL of liabilities = 6.59 years FSA publishes detailed statistics with respect to its Financial Products activity as part of its regular quarterly financial disclosure. (See the quarterly Results and Business Profile presentation at www.fsa.com.) The following information is being provided to allow investors to better understand the liquidity position of FSA FP under various assumptions. Overview

FP_LiquidityOverview062308.ppt 2 GIC Portfolio Summary (May 31, 2008) Municipal GICs consist primarily of: – Construction Funds ($3.25B) - These GICs are provided to tax-exempt issuers seeking to invest the proceeds of municipal bonds issued to finance the costs of the construction or rehabilitation of projects. Withdrawals are principally permitted only for such purposes, which are explicitly defined in the governing indentures. – Debt Service Reserve Funds ($3.35B) - A portion of the proceeds from a bond issuance is often set aside to cover potential shortfalls in debt service. Such debt service reserves (DSRs) are often sized to equal the greater of one year’s debt service or 10% of the issue size, and generally will remain outstanding for the life of the bond (30 years typically). – Other Muni ($0.47B) - Includes primarily Capitalized Interest, Escrow, and Float Funds. FSA FP’s two primary sources of funding are (1) Municipal GICs and (2) CDO GICs. CDO GICs ($9.91B) - These GICs act as collateral for a CDO Trust. Underlying credits include pooled corporates, senior secured loans, and asset-backed securities. Withdrawals from these GICs are allowed due to: – Credit losses that pierce the CLN attachment point. – Prepayments by the underlying mortgage borrowers resulting in the amortization of the RMBS-referenced securities, which in turn amortizes the CDO and associated GIC. – Redemptions including limited optional calls, auction calls, and clean-up calls. – Early termination following an event of default (EOD).

FP_LiquidityOverview062308.ppt 3 GIC Portfolio Summary (May 31, 2008) Fund Type Outstanding Balance ($B) Municipal GICs: Construction Fund 3.25 Debt Service Reserve Fund 3.35 Other Municipal 0.47 Total Municipal GICs 7.07 CDO GICs: ABS CDO GICs 5.54 Other CDO GICs 4.37 Total CDO GICs 9.92 Other GICs: 1.67 TOTAL: 18.65

FP_LiquidityOverview062308.ppt 4 FSA FP issues both collateralized and uncollateralized GICs. The following table shows the breakdown of these two categories for Municipal and Structured GICs, as of May 31, 2008: – Muni GICs – Collateralized 1.24B – Uncollateralized 5.83B – CDO GICs – Collateralized 3.83B – Uncollateralized 6.09B – Other GICs – Collateralized 0.13B – Uncollateralized 1.54B GIC Portfolio Primary Risks In addition, in the event that FSA Inc. (as the guarantor of the GICs) were to be downgraded into the Single-A category, FSA FP could be required to post collateral for an additional $12.4B of GICs. At current market prices, FSA FP has available assets and unsecured borrowing capacity of approximately $14.75B to meet this $12.4B requirement.

FP_LiquidityOverview062308.ppt 5 Investment Portfolio Summary (May 31, 2008) FSA FP’s investment portfolio by sector: Total ($B) Fed Funds / Overnight Investments (Cash): 1.79 RMBS: 1st Lien Subprime 7.93 1st Lien Alt-A 2.77 Other RMBS 1.79 Agency RMBS 1.05 Sub-Total: 13.54 ABS: 1.19 Other: 2.30 Grand Total ($B): 18.83

FP_LiquidityOverview062308.ppt 6 FSA FP’s liquidity resources are more than sufficient to meet a wide range of expected and unexpected liability withdrawal scenarios. – Cash of $1.8B as of 5/31/08 – Nine uncommitted repo agreements – $100MM committed UBS liquidity line – $5B 5-year Dexia committed standby liquidity line – Year-to-date FSA FP has issued $807MM in new GICs – It is our intention to issue additional GICs in the latter half of 2008 depending on market conditions and investment opportunities. In addition, FSA FP regularly evaluates potential liquidity needs assuming: (1) low new GIC originations in a stress scenario and (2) an extreme case assuming no new originations. Sources of Liquidity

FP_LiquidityOverview062308.ppt 7 FSA FP regularly updates a conservative projection of asset and liability cashflows to reflect changing economic conditions over time. In recent quarters, these adjustments have included lowering mortgage prepayment speeds (increasing the average life of FSA FP’s assets) and increasing the rate of withdrawal of ABS CDO GICs to reflect higher default activity in that sector. FSA exposure to ABS CDO GICs is limited to the return of cash provided to FP by the investor as FSA is not subject to the credit risk embedded in the original transaction. Additional assumptions: – As discussed in FSA’s quarterly portfolio summary, four ABS CDOs that have breached certain overcollateralization requirements are assumed to be liquidated in July 2008. In addition, all CDO GICs are modeled for rapid loss experience on the underlying assets leading to withdrawals. – No utilization of repurchase agreement Given these assumptions, the next graph illustrates FSA FP’s liquidity position over the next five years, assuming new GIC originations are limited to $1B per year (versus $6.4B in 2007 and $800MM in 2008 year-to-date). In this scenario, unutilized liquidity remains in excess of $5.7B. Liquidity Analysis Low GIC Originations – Stress Scenario FP Low Origination Stress Scenario:

FP_LiquidityOverview062308.ppt 8 Available Liquidity $MM Liquidity Analysis Low GIC Originations – Stress Scenario FP Low Origination Stress Scenario (Available Liquidity) 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 May-08 Aug-08 Nov-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13

FP_LiquidityOverview062308.ppt 9 Liquidity Analysis No New GIC Originations – High Stress Scenario FSA FP has also developed a very stressful scenario in which no new GIC originations occur. Mortgage assets are assumed to prepay at a rate 20% slower than those currently observed in the market, and ABS CDO defaults accelerate dramatically. In the next graph, in addition to slowing mortgage prepayments, 90% of FSA FP’s ABS CDO GICs are assumed to be withdrawn by December 2009 reflecting increased defaults. Assumes no utilization of repurchase agreements Because of the immediate availability of FSA’s cash position and $5B committed standby liquidity line, early withdrawals have no adverse consequence. Available liquidity remains in excess of $1.5B. FP Run Off High Stress Scenario:

FP_LiquidityOverview062308.ppt 10 Stress Case FP Available Liquidity in Run Off FP Run Off High Stress Scenario (Available Liquidity) $MM Available Liquidity 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 May-08 Aug-08 Nov-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13

FP_LiquidityOverview062308.ppt 11 The Company relies on the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. This safe harbor requires that the Company specify important factors that could cause actual results to differ materially from those contained in forward-looking statements made by or on behalf of the Company. Accordingly, forward-looking statements by the Company and its affiliates are qualified by reference to the following cautionary statements. In its filings with the Securities Exchange Commission, reports to shareholders, press releases and other written and oral communications, the Company from time to time makes forward-looking statements. Such forward-looking statements include, but are not limited to: The Company cautions that the foregoing list of important factors is not exhaustive. In any event, such forward-looking statements made by the Company speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise such statements as a result of new information, future events or otherwise. • projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; • statements of plans, objectives or goals of the Company or its management, including those related to growth in adjusted book value or return on equity; and • expected losses on, and adequacy of loss reserves for, insured transactions. Words such as "believes," "anticipates," "expects," "intends" and "plans" and future and conditional verbs such as “will,” “should,” “would,” “could,” and “may” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. The Company cautions that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in forward-looking statements made by the Company. These factors include: • the risks discussed in the Company’s Annual Report on Form 10-K under “Item 1A. Risk Factors”; • changes in capital requirements or other criteria of securities rating agencies applicable to FSA; • competitive forces, including the conduct of other financial guaranty insurers; • changes in domestic or foreign laws or regulations applicable to the Company, its competitors or its clients; • impairments to assets in the FP Investment Portfolio proving to be “other-than-temporary” rather than temporary, resulting in reductions in net income; • changes in accounting principles or practices that may result in a decline in securitization transactions or affect the Company’s reported financial results; • an economic downturn or other economic conditions (such as a rising interest rate environment) adversely affecting transactions insured by FSA or its general investment portfolio; • inadequacy of reserves established by the Company for losses and loss adjustment expenses; • disruptions in cash flow on FSA-insured structured transactions attributable to legal challenges to such structures; • downgrade or default of one or more of FSA's reinsurers; • market conditions, including the credit quality and market pricing of securities issued; • capacity limitations that may impair investor appetite for FSA-insured obligations; • market spreads and pricing on insured CDS exposures, which may result in gain or loss due to mark-to-market accounting requirements; • prepayment speeds on FSA-insured asset-backed securities and other factors that may influence the amount of installment premiums paid to FSA; and • other factors, most of which are beyond the Company’s control. Forward-Looking Statements

FP_LiquidityOverview062308.ppt 12 Non-GAAP Measures This presentation includes measures that are promulgated in accordance with accounting principles generally accepted in the United States of America (GAAP measures) and measures not so promulgated (non-GAAP measures). It should be read in conjunction with the Quarterly Report on Form 10-Q or the Annual Report on Form 10-K corresponding to the period covered in this presentation for Financial Security Assurance Holdings Ltd. (the Company). These Securities and Exchange Commission filings contain, for non-GAAP measures, presentations of and reconciliations to the most comparable GAAP measures and provide further discussion of the non-GAAP measures. Three non-GAAP measures are “present value (PV) originations,” “operating earnings” and “adjusted book value” (ABV). The Company employs PV originations to describe the present value of all the Company’s originations in a given period. PV originations are estimated by the Company for business originated in the period as the sum of: • PV financial guaranty originations, defined as (1) PV premiums originated, which consist of estimated future installment premiums discounted to their present value and upfront premiums, plus (2) PV credit derivative fees originated, and • PV NIM originated in the financial products segment, defined as estimated interest to be received on investments less estimated transaction expenses and interest to be paid on liabilities plus results from derivatives used for hedging purposes, discounted to present value. The Company defines operating earnings as net income excluding the effects of fair-value adjustments considered non-economic and including IFRS amounts where different from U.S. GAAP. The IFRS adjustments are applied because it is the accounting standard used by FSA’s parent company and is the basis on which all of FSA’s compensation plans are referenced in 2008 and forward. The fair-value adjustments excluded from operating earnings are itemized below: • Fair-value adjustments for instruments with economically hedged risks. These include adjustments related to hedges that are economically effective but do not meet the criteria necessary to receive hedge accounting treatment under Statement of Financial Accounting Standards (SFAS) No. 133, “Accounting for Derivative Instruments and Hedging Activities” (SFAS 133). (Any residual hedge ineffectiveness remains in operating earnings.) These also include adjustments related to non-economic changes in fair value related to the trading portfolio, such as the effect of changes in credit spreads. • Fair-value adjustments for credit derivatives in the insured portfolio, which are certain contracts for which fair-value adjustments are recorded through the income statement because they qualify as derivatives under SFAS 133 or SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (SFAS 155). These contracts include FSA-insured CDS, insured swaps in certain public finance obligations and insured net interest margin (NIM) securitizations. In the event of a credit impairment, operating earnings would include the present value of estimated losses. • Impairment charges on investments, other than the present value of estimated economic losses. • Fair-value adjustments related to the Company’s own credit risk such as debt valuation adjustments on FP segment debt for which the fair-value option was elected and fair-value adjustments on the Company’s committed preferred trust capital facility. To calculate ABV, the following adjustments, on an after-tax basis, are made to book value: (1) addition of unearned financial guaranty revenues, net of amounts ceded; (2) addition of PV premiums and credit derivative fees outstanding, net of amounts ceded and estimated premium taxes; (3) addition of PV net interest margin outstanding; (4) subtraction of the deferred costs of acquiring policies; (5) elimination of fair-value adjustments for credit derivatives in the insured portfolio, other than credit impairment losses representing the present value of estimated losses; (6) elimination of the fair-value adjustments for instruments with economically hedged risks, with any residual ineffectiveness remaining in ABV, and adjustments related to non-economic changes in fair value related to the trading portfolio, such as the effect of changes in credit spreads; (7) elimination of unrealized gains or losses on investments, other than credit impairment losses representing the present value of estimated losses; (8) elimination of fair-value adjustments attributable to the Company’s own credit risk, such as debt valuation adjustments on FP segment debt for which the fair-value option was elected and fair-value adjustments on the Company’s committed preferred trust put options; and (9) adjustments to apply IFRS to items for which GAAP and IFRS treatments differ. This presentation also contains certain other non-GAAP measures, such as total claims-paying resources, which are based on statutory accounting principles applicable to insurance companies. Management uses such measures because the measures are required by regulators or used by rating agencies to assess the capital adequacy of the Company.